SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24483

Date of Report: June 28, 2007

CHINA JUNLIAN INTEGRATED SURVEILLANCE, INC.
(Exact name of registrant as specified in its charter)
Nevada	84-1461844
(State of Other Jurisdiction of incorporation or organization)	(I.R.S.Employer Identification No.)

Citic Plaza, 233 TianHeBei Road, Room 1602B-1603, Guangzhou, P.R. China	510613
(Address of Principal Executive Offices)	(Zip Code)

86-139250 71672

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement

The Registrant’s subsidiary, Guangzhou Junlian Correspondence Technology Co., Ltd., has entered into negotiations with Guangzhou Junlian Correspondence Science & Technology Co., Ltd.  The purpose of the negotiations is to achieve new terms for their relationship.  While the negotiations are ongoing, the parties have agreed to suspend the effectiveness of the Strategic Cooperation Agreement that has governed their relationship to date.  Services provided by Guangzhou Junlian Correspondence Technology Co., Ltd. under the Strategic Cooperation Agreement have been the sole source of revenue for the Registrant to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2007

CHINA JUNLIAN INTEGRATED SURVEILLANCE, INC.

By: /s/ Yuan Gang

     Yuan Gang, President